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                                                               Exhibit (g)(3)(i)

[ING FUNDS LOGO]

June 19, 2006

Ms. Katherine Dinella
Vice President
The Bank of New York - Securities Lending
32 Old Slip, 15th Floor
New York, NY 10286

Dear Ms. Dinella:

          Pursuant to the terms and conditions of the Securities Lending Agreement and Guaranty dated August 7, 2003 and the Subscription Agreement dated August 8, 2003 (the "Agreements"), we hereby notify you of the addition of ING FMR(SM) Equity Income Portfolio and ING Pioneer Equity Income Portfolio, two newly established series of ING Investors Trust and ING Global Bond Fund, a newly established series of ING Mutual Funds, (the "Funds") to be included on the AMENDED EXHIBIT A to the Agreements. AMENDED EXHIBIT A is attached hereto. This AMENDED EXHIBIT A supersedes the previous AMENDED EXHIBIT A dated April 11, 2006.

          The AMENDED EXHIBIT A has also been updated by the removal of ING VP Convertible Portfolio, as this fund recently merged into another fund.

          Please signify your acceptance to provide services under the Agreements with respect to the Funds by signing below. If you have any questions, please contact me at (480) 477-2117.

                                        Sincerely,


                                        /s/ Robert S. Naka
                                        ----------------------------------------
                                        Robert S. Naka
                                        Executive Vice President
                                        ING Investors Trust
                                        ING Mutual Funds

ACCEPTED AND AGREED TO:
The Bank of New York


By: /s/ William P. Kelly
    ---------------------------------
Name: William P. Kelly
Title: MANAGING DIRECTOR, DULY AUTHORIZED

7337 E. Doubletree Ranch Rd.        Tel: 480-477-3000        ING Investors Trust
Scottsdale, AZ 85258-2034           Fax: 480-477-2700           ING Mutual Funds
                                    www.ingfunds.com

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                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                              BNY ACCOUNT NUMBER
FUND                                                           (DOMESTIC/GLOBAL)
----                                                          ------------------
ING EQUITY TRUST
ING Convertible Fund                                                464744
ING Disciplined LargeCap Fund                                       464742
ING Fundamental Research Fund                                       464290
ING LargeCap Growth Fund                                            464733
ING LargeCap Value Fund                                             454702
ING MidCap Opportunities Fund                                       464741
ING MidCap Value Choice Fund                                        464786
ING MidCap Value Fund                                               464735
ING Opportunistic LargeCap Fund                                     464288
ING Real Estate Fund                                                464746
ING SmallCap Opportunities Fund                                     464743
ING SmallCap Value Choice Fund                                      464788
ING SmallCap Value Fund                                             464736

ING FUNDS TRUST
ING Classic Money Market Fund                                       464008
ING High Yield Bond Fund                                            464010
ING Institutional Prime Money Market Fund                           464048
ING Intermediate Bond Fund                                          464006
ING National Tax-Exempt Bond Fund                                   464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND             464767

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                                   464734

ING INVESTORS TRUST
ING AllianceBernstein Mid Cap Growth Portfolio                      058102
ING American Funds Growth Portfolio                                 464755
ING American Funds Growth-Income Portfolio                          464753
ING American Funds International Portfolio                          464761
ING Capital Guardian Small/Mid Cap Portfolio                        058093
ING Capital Guardian U.S. Equities Portfolio                        058221
ING Disciplined Small Cap Value Portfolio                           464711
ING Eagle Asset Capital Appreciation Portfolio                      058092
ING EquitiesPlus Portfolio                                          464777

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                                                              BNY ACCOUNT NUMBER
FUND                                                           (DOMESTIC/GLOBAL)
----                                                          ------------------
ING Evergreen Health Sciences Portfolio                             464704
ING Evergreen Omega Portfolio                                       464706
ING FMR(SM) Diversified Mid Cap Portfolio                        058404/279603
ING FMR(SM) Earnings Growth Portfolio                               464572
ING FMR(SM) Equity Income Portfolio                                   TBD
ING FMR(SM) Small Cap Equity Portfolio                                TBD
ING Franklin Income Portfolio                                       464703
ING Global Real Estate Portfolio                                    464280
ING Global Resources Portfolio                                      058085
ING Goldman Sachs Tollkeeper(SM) Portfolio                          158090
ING International Portfolio                                         279604
ING Janus Contrarian Portfolio                                   058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                      058096
ING JPMorgan Small Cap Equity Portfolio                             279610
ING JPMorgan Value Opportunities Portfolio                          464582
ING Julius Baer Foreign Portfolio                                   279606
ING Legg Mason Partners All Cap Portfolio                           058114
ING Legg Mason Value Portfolio                                   058400/279600
ING LifeStyle Aggressive Growth Portfolio                           464998
ING LifeStyle Growth Portfolio                                      464996
ING LifeStyle Moderate Growth Portfolio                             464994
ING LifeStyle Moderate Portfolio                                    464992
ING Limited Maturity Bond Portfolio                                 058082
ING Liquid Assets Portfolio                                         058081
ING Lord Abbett Affiliated Portfolio                                058220
ING MarketPro Portfolio                                             464910
ING MarketSyle Growth Portfolio                                     464926
ING MarketStyle Moderate Growth Portfolio                           464922
ING MarketStyle Moderate Portfolio                                  464934
ING Marsico Growth Portfolio                                        058101
ING Marsico International Opportunities Portfolio                   464576
ING Mercury Large Cap Growth Portfolio                              279607
ING Mercury Large Cap Value Portfolio                               279608
ING MFS Mid Cap Growth Portfolio                                    058098
ING MFS Total Return Portfolio                                      058100
ING MFS Utilities Portfolio                                         464584
ING Oppenheimer Main Street Portfolio(R)                            058099
ING PIMCO Core Bond Portfolio                                       058103
ING PIMCO High Yield Portfolio                                      464018
ING Pioneer Equity Income Portfolio                                   TBD
ING Pioneer Fund Portfolio                                          464578
ING Pioneer Mid Cap Value Portfolio                                 464580

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                                                              BNY ACCOUNT NUMBER
FUND                                                           (DOMESTIC/GLOBAL)
----                                                          ------------------
ING Stock Index Portfolio                                           464701
ING T. Rowe Price Capital Appreciation Portfolio                    058084
ING T. Rowe Price Equity Income Portfolio                           058087
ING Templeton Global Growth Portfolio                               058095
ING UBS U.S. Allocation Portfolio                                058402/279602
ING Van Kampen Equity Growth Portfolio                              279609
ING Van Kampen Global Franchise Portfolio                           279605
ING Van Kampen Growth and Income Portfolio                          058090
ING Van Kampen Real Estate Portfolio                                058086
ING VP Index Plus International Equity Portfolio                    464492
ING Wells Fargo Mid Cap Disciplined Portfolio                       058088
ING Wells Fargo Small Cap Disciplined Portfolio                     464795

ING MAYFLOWER TRUST
ING International Value Fund                                        464212

ING MUTUAL FUNDS
ING Diversified International Fund                                  464292
ING Emerging Countries Fund                                         464214
ING Emerging Markets Fixed Income Fund                              464296
ING Foreign Fund                                                    464202
ING Global Bond Fund                                                  TBD
ING Global Equity Dividend Fund                                     464751
ING Global Real Estate Fund                                         464220
ING Global Value Choice Fund                                        464218
ING Greater China Fund                                              464286
ING Index Plus International Equity Fund                            464282
ING International Capital Appreciation Fund                         464282
ING International Fund                                              464206
ING International Real Estate Fund                                  464298
ING International SmallCap Fund                                     464216
ING International Value Choice Fund                                 464278
ING Precious Metals Fund                                            464210
ING Russia Fund                                                     464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                  464544
ING American Century Select Portfolio                               464532
ING American Century Small-Mid Cap Value Portfolio                  464502
ING Baron Asset Portfolio                                           464556
ING Baron Small Cap Growth Portfolio                                464504
ING Columbia Small Cap Value II Portfolio                           464785
ING Davis Venture Value Portfolio                                   464546

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                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                        ------------------
ING PARTNERS, INC. (CONT.)
ING Fidelity(R) VIP Contrafund(R) Portfolio                       464564
ING Fidelity(R) VIP Equity-Income Portfolio                       464568
ING Fidelity(R) VIP Growth Portfolio                              464570
ING Fidelity(R) VIP Mid Cap Portfolio                             464566
ING Fundamental Research Portfolio                                464538
ING Goldman Sachs(R) Capital Growth Portfolio                     464540
ING Goldman Sachs(R) Structured Equity Portfolio                  464514
ING JPMorgan International Portfolio                              464528
ING JPMorgan Mid Cap Value Portfolio                              464506
ING Legg Mason Partners Aggressive Growth Portfolio               464518
ING Legg Mason Partners Large Cap Growth Portfolio                464516
ING Lord Abbett U.S. Government Securities Portfolio              464036
ING MFS Capital Opportunities Portfolio                           464522
ING Neuberger Berman Partners Portfolio                           464598
ING Neuberger Berman Regency Portfolio                            464774
ING OpCap Balanced Value Portfolio                                464542
ING Oppenheimer Global Portfolio                                  464508
ING Oppenheimer Strategic Income Portfolio                        464548
ING PIMCO Total Return Portfolio                                  464510
ING Pioneer High Yield Portfolio                                  464032
ING Solution 2015 Portfolio                                       464590
ING Solution 2025 Portfolio                                       464594
ING Solution 2035 Portfolio                                       464596
ING Solution 2045 Portfolio                                       464574
ING Solution Income Portfolio                                     464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio            464534
ING T. Rowe Price Growth Equity Portfolio                         464530
ING Templeton Foreign Equity Portfolio                            464200
ING UBS U.S. Large Cap Equity Portfolio                           464520
ING UBS U.S. Small Cap Growth Portfolio                           464533
ING Van Kampen Comstock Portfolio                                 464512
ING Van Kampen Equity and Income Portfolio                        464536

ING SERIES FUND, INC.
Brokerage Cash Reserves                                           464062
ING 130/30 Fundamental Research Fund                              464599
ING Aeltus Money Market Fund                                      464064
ING Balanced Fund                                                 464764
ING Equity Income Fund                                            464723
ING Global Science and Technology Fund                            464750
ING Growth Fund                                                   464762
ING Index Plus LargeCap Fund                                      464726
ING Index Plus MidCap Fund                                        464727

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                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                        ------------------
ING SERIES FUND, INC. (CONT.)
ING Index Plus SmallCap Fund                                      464725
ING International Growth Fund                                     464204
ING Small Company Fund                                            464729
ING Strategic Allocation Conservative Fund                        464722
ING Strategic Allocation Growth Fund                              464720
ING Strategic Allocation Moderate Fund                            464719

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Conservative Portfolio                464420
ING VP Strategic Allocation Growth Portfolio                      464418
ING VP Strategic Allocation Moderate Portfolio                    464416

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                   464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                    464422
ING VP Growth Portfolio                                           464404
ING VP Index Plus LargeCap Portfolio                              464406
ING VP Index Plus MidCap Portfolio                                464408
ING VP Index Plus SmallCap Portfolio                              464410
ING VP International Equity Portfolio                             464460
ING VP Small Company Portfolio                                    464414
ING VP Value Opportunity Portfolio                                464424

ING VARIABLE PRODUCTS TRUST
ING VP Financial Services Portfolio                               464449
ING VP High Yield Bond Portfolio                                  464432
ING VP International Value Portfolio                              464464
ING VP LargeCap Growth Portfolio                                  464440
ING VP MidCap Opportunities Portfolio                             464444
ING VP Real Estate Portfolio                                      464747
ING VP SmallCap Opportunities Portfolio                           464450

ING VP BALANCED PORTFOLIO, INC.                                   464428

ING VP INTERMEDIATE BOND PORTFOLIO                                464400

ING VP MONEY MARKET PORTFOLIO                                     464412